The Atlantic Building 950 F. Street, N.W. Washington, DC 20004-2601 202-239-3300 Fax: 202-239-3333 www.alston.com

David J. Baum	Direct Dial: 202-239-3346	E-mail: david.baum@alston.com

May 13, 2025

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549-2521

Re:	Northern Lights Fund Trust II: Beacon Tactical Risk ETF and Beacon Selective Risk ETF Rule 497 Filing (File Numbers 333-174926; 811-22549)

Ladies and Gentlemen:

On behalf of Northern Lights Fund Trust II and its series, Beacon Tactical Risk ETF and Beacon Selective Risk ETF (the “Funds”), accompanying this letter for filing under Rule 497(e) of the Securities Act of 1933, as amended, is a copy of a supplement (the “Supplement”) dated May 13, 2025, to the Funds’ Prospectus and Statement of Additional Information each dated June 28, 2024. This Supplement is being filed to disclose that the Funds’ are now managed by an investment committee of the Fund’s adviser.

Please call me at (202) 239-3346 if you have any questions or comments regarding this filing.

Sincerely,

/s/ David J. Baum

David J. Baum

Beacon Tactical Risk ETF

(Symbol: BTR)

Beacon Selective Risk ETF

(Symbol: BSR)

Exchange: NYSE Arca, Inc.

Supplement dated May 13, 2025,

to the Prospectus and Statement of Additional Information each dated June 28, 2024

The following pertains to Beacon Capital Management, Inc. (the “Adviser”), the Investment Adviser for each of Beacon Tactical Risk ETF and Beacon Selective Risk ETF (each a “Fund”, and together the “Funds”).

1.	James Christopher Cook is no longer the Portfolio Manager for the Funds, and management of the Funds has transitioned to the Beacon Investment Committee (the “Investment Committee”), with John Osier serving as the lead committee member (the “Lead Committee Member”).

2.	The following replaces the disclosure under “Portfolio Managers” on pages 6 and 12 of the Prospectus with the following:

Portfolio Managers. The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of the following individuals:

Name	Title	Tenure with the Fund
John Osier	Senior Portfolio Strategist of the Adviser and Lead Investment Committee Member	Since April 2025
Emily Damman	President of the Adviser	Since April 2025
Tyler Mays	Director of Business Operations of the Adviser	Since April 2025
Pedro Regalado	Senior Portfolio Analyst of the Adviser	Since April 2025
Brett Agnew	General Counsel of the Adviser	Since April 2025

3.	The following replaces the information under the “Portfolio Manager” section on page 25 of the Prospectus:

Each Fund’s portfolio is managed by the Investment Committee consisting of:

John Osier. Mr. Osier is the Lead Committee Member and serves as a Senior Portfolio Strategist to the Adviser. Mr. Osier has served in this role since January 2025. Mr. Osier received his MBA in Finance from the University of Iowa. Mr. Osier is also a Chartered Financial Analyst.

Emily Damman. Ms. Damman is the President of the Adviser. Ms. Damman has served in this role since February 2024 and had previously served as Chief Compliance Officer and Counsel to the Adviser. Ms. Damman received her JD from the University of Virginia.

Tyler Mays. Mr. Mays is the Director of Business Operations of the Adviser. Mr. Mays has served in this role since May 2024. Mr. Mays had previously served as the Director of Operations for the Adviser and received his MBA in Finance from Wright State University.

Pedro Regalado. Mr. Regalado is the Senior Portfolio Analyst of the Adviser. Mr. Regalado has served in this role since July 2024. Mr. Regalado is a Certified Investment Management Analyst (CIMA) and is pursuing CFA Level III.

Brett Agnew. Mr. Agnew is the General Counsel of the Adviser. Mr. Agnew has served in this role since April 2021. Mr. Agnew received his JD from Drake University.

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Funds.

The SAI provides additional information about each Investment Committee member’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Funds.

4.	The following replaces the information under the “Portfolio Manager” section on pages 55-56 of the Statement of Additional Information:

The following section provides information regarding the other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Funds by members of the Investment Committee of the Adviser.

The Investment Committee of the Adviser (the “Investment Committee”) is jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. There are currently five members of the Investment Committee, as follows:

Name	Position with the Adviser	Tenure with the Fund	Principal Occupation During Past 5 Years
John Osier	Vice President, Portfolio Strategy	Since April 2025	Sr. Portfolio Manager, AVP, Sammons Financial Group Asset Management (SFGAM); Director, Credit Portfolio, SFGAM; EMC Insurance, Director of Corporate Credit

Emily Damman	President	Since April 2025	Beacon President; Beacon CCO; SFG Associate General Counsel; Attorney
Tyler Mays	Director of Business Operations	Since April 2025	Director of Operations, Beacon
Pedro Regalado	Senior Portfolio Analyst	Since April 2025	Relationship Manager, Business Development; The Bancorp
Brett Agnew	General Counsel	Since April 2025	General Counsel, Beacon; General Counsel, SFG Wealth Management Holdings; Deputy General Counsel, Sammons Financial Group

5.	The following replaces the information under the “Other Accounts Managed by the Portfolio Manager” section on pages 55-56 of the Statement of Additional Information:

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each member of the Investment Committee, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts are as of March 31, 2025.

Portfolio Managers	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
John Osier	0	0	0	0	13,783	$2,541,028,793
Emily Damman	0	0	0	0	13,783	$2,541,028,793
Tyler Mays	0	0	0	0	13,783	$2,541,028,793
Pedro Regalado	0	0	0	0	13,783	$2,541,028,793
Brett Agnew	0	0	0	0	13,783	$2,541,028,793

6.	The following replaces the “Portfolio Manager’s Ownership of the Fund’s” table found on page 58 of the Statement of Additional Information:

Portfolio Manager’s Ownership of the Funds

The following table shows the dollar range of equity securities beneficially owned by each member of the Investment Committee as of March 31, 2025.

Name of Investment Committee Member	Dollar Range of Equity Securities in Managed Funds
John Osier	Beacon Tactical Risk ETF - $0 Beacon Selective Risk ETF - $0

Emily Damman	Beacon Tactical Risk ETF - $0 Beacon Selective Risk ETF - $0

Tyler Mays	Beacon Tactical Risk ETF - $0 Beacon Selective Risk ETF - $0

Pedro Regalado	Beacon Tactical Risk ETF - $0 Beacon Selective Risk ETF - $0

Brett Agnew	Beacon Tactical Risk ETF - $0 Beacon Selective Risk ETF - $0

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 28, 2024, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-466-3406.